Exhibit 10.62

AMENDMENT TO THE

EQUITY INCENTIVE PLAN FOR

SENIOR MANAGEMENT EMPLOYEES OF

AVAGO TECHNOLOGIES LIMITED AND SUBSIDIARIES

JULY     , 2009

Effective as of the date first set forth above, Avago Technologies Limited (the “Company”) hereby amends the Equity Incentive Plan for Senior Management Employees of Avago Technologies Limited and Subsidiaries, as amended and restated effective as of February 25, 2008 (the “Plan”) to the extent necessary to provide as follows:

“Notwithstanding any other provision of the Plan to the contrary, immediately upon a Public Offering, Sections 8, 9, 10 and 11 of the Plan shall be deemed to be deleted and of no further effect with respect to any Options or Shares held by any Employee.”

Except as provided in this Amendment, the Plan shall remain in full force and effect.

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I hereby certify that the foregoing amendment was duly adopted by the Board of Directors of the Company effective as of July     , 2009.

Executed on                 , 2009

AVAGO TECHNOLOGIES LIMITED

By: